Exhibit 3.4

INCORPORATED UNDER THE ONTARIO BUSINESS CORPORATIONS ACT

PSYENCE BIOMEDICAL LTD.

CERT. XXXXX		**XXXXXXX**** ***XXXXXXX*** ****XXXXXXX** *****XXXXXXX* ******XXXXXXXXX
THIS CERTIFIES THAT

	* SPECIMEN *	CUSIP: 74449F100 ISIN: 74449F1009

IS THE REGISTERED HOLDER OF

* XXXXXXXXX *

FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT PAR VALUE IN THE CAPITAL OF

PSYENCE BIOMEDICAL LTD.

transferable on the books of the Corporation only upon surrender of this certificate properly endorsed.

This certificate is not valid until countersigned by the Transfer Agent and Registrar of the Corporation.

IN WITNESS WHEREOF the Corporation has caused this certificate to be signed on its behalf by the facsimile signatures of its duly authorized officers.

DATED: [INSERT DATE AND YEAR]

COUNTERSIGNED AND REGISTERED
	[INSERT NAME OF TRANSFER AGENT]●	[INSERT CITY OF TRANSFER AGENT]
TRANSFER AGENT & REGISTRAR

Chief Executive Officer

By:
Director	Authorized Officer

The shares represented by this certificate are transferable at the offices of [INSERT NAME OF TRANSFER AGENT] [INSERT CITY OF TRANSFER AGENT, INSERT PROVINCE OF TRANSFER AGENT]

The following abbreviations shall be construed as though the words set forth below opposite each abbreviation were written out in full where such abbreviation appears:

TEN COM	- as tenants in common	(Name) GUST (Name) UNIF	- (Name) as Custodian for (Name) under the
TEN ENT	- as tenants by the entireties	GIFT MIN ACT (State)	(State) Uniform Gifts to Minors Act
JT TEN	-as joint tenants with rights of survivorship and not as tenants in common
Additional abbreviations may also be used though not in the above list

For value received the undersigned hereby sells, assigns and transfers unto

Insert name and address of transferee

shares
represented by this certificate and does hereby irrevocably constitute and appoint the attorney
of the undersigned to transfer the said shares on the books of the Corporation with full power of substitution in the premises.

DATED:	Signature of Shareholder	Signature of Guarantor

Signature Guarantee:

The signature on this assignment must correspond with the name as written upon the face of the certificate(s), in every particular, without alteration or enlargement, or any change whatsoever and must be guaranteed by a major Canadian Schedule I chartered bank or a member of an acceptable Medallion Signature Guarantee Program (STAMP, SEMP, MSP). The Guarantor must affix a stamp bearing the actual words "Signature Guaranteed".

In the USA, signature guarantees must be done by members of a "Medallion Signature Guarantee Program" only.

Signature guarantees are not accepted from Treasury Branches, Credit Unions or Caisses Populaires unless they are members of the Stamp Medallion Program.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE NOVEMBER 07, 2023.

SECURITY INSTRUCTIONS - INSTRUCTIONS DE SECURITE

THIS IS WATERMARKED PAPER, DO NOT ACCEPT WITHOUT NOTING WATERMARK HOLD TO LIGHT TO VERIFY WATERMARK.

PAPIER FILIGRANE, NE PAS ACCEPTER SANS VERIFIER LA PRESENCE DU FILIGRANE. POUR CE FAIRE, PLACER A LA LUMIERE.	EN_CORP_V2_01